Exhibit 99.2 Reconciliation of EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the quarter and six months ended June 30, 2012 and 2011.

Three Months Ended June 30, 2012 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$194.9	$137.0	$51.7	$42.7	$10.7	$(9.2)	$427.8
Depreciation and amortization	8.3	3.9	2.4	2.7	0.2	0.4	17.9
Cost of sales and selling and administrative	168.7	113.7	52.7	36.4	10.5	8.6	390.6
Loss on sale or impairment of long lived assets						0.1	0.1
Other operating credits and charges, net						0.2	0.2
Total operating costs	177.0	117.6	55.1	39.1	10.7	9.3	408.8
Income (loss) from operations	17.9	19.4	(3.4)	3.6	—	(18.5)	19.0
Total non-operating income (expense)						(64.5)	(64.5)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	17.9	19.4	(3.4)	3.6	—	(83.0)	(45.5)
Benefit for income taxes						(11.1)	(11.1)
Equity in loss of unconsolidated affiliates	0.9	—	—	—	1.9	—	2.8
Income (loss) from continuing operations	$17.0	$19.4	$(3.4)	$3.6	$(1.9)	$(71.9)	$(37.2)
Reconciliation of loss from continuing operations to adjusted income from continuing operations
Income (loss) from continuing operations	$17.0	$19.4	$(3.4)	$3.6	$(1.9)	$(71.9)	$(37.2)
Other operating credits and charges, net						0.2	0.2
Gain (loss) on sales of and impairments of long-lived assets						0.1	0.1
Reversal of interest expense adjustment						(1.0)	(1.0)
Less: benefit for income taxes as reported						(11.1)	(11.1)
"Normalized tax"						17.2	17.2
Adjusted operating income (loss) from continuing operations	$17.0	$19.4	$(3.4)	$3.6	$(1.9)	$(66.5)	$(31.8)
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	17.0	19.4	(3.4)	3.6	(1.9)	(71.9)	(37.2)
Benefit for income taxes	—	—	—	—	—	(11.1)	(11.1)
Interest expense, net of capitalized interest	—	—	—	—	—	13.1	13.1
Depreciation and amortization	8.3	3.9	2.4	2.7	0.2	0.4	17.9
EBITDA from continuing operations	25.3	23.3	(1.0)	6.3	(1.7)	(69.5)	(17.3)
Stock based compensation expense	0.3	0.2	0.1	—	—	1.3	1.9
Loss on sale or impairment of long lived assets						0.1	0.1
Investment income						(3.4)	(3.4)
Other operating credits and charges, net						0.2	0.2
Early debt extinguishment						52.2	52.2
Depreciation included in equity in loss (earnings) of unconsolidated affiliates	2.1	—	0.1	—	0.7	—	2.9
Adjusted EBITDA from continuing operations	$27.7	$23.5	$(0.8)	$6.3	$(1.0)	$(19.1)	$36.6

Three Months Ended June 30, 2011 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$140.6	$118.6	$53.6	$39.5	$10.4	$(0.3)	$362.4
Depreciation and amortization	9.4	3.9	3.1	3.0	0.3	0.5	20.2
Cost of sales and selling and administrative	148.6	103.4	53.7	32.3	10.2	15.7	363.9
Loss on sale or impairment of long lived assets						2.5	2.5
Other operating credits and charges, net						(0.6)	(0.6)
Total operating costs	158.0	107.3	56.8	35.3	10.5	18.1	386.0
Income (loss) from operations	(17.4)	11.3	(3.2)	4.2	(0.1)	(18.4)	(23.6)
Total non-operating income (expense)						(10.3)	(10.3)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(17.4)	11.3	(3.2)	4.2	(0.1)	(28.7)	(33.9)
Benefit for income taxes						(8.4)	(8.4)
Equity in loss of unconsolidated affiliates	5.5	—	—	—	1.9	—	7.4
Income (loss) from continuing operations	$(22.9)	$11.3	$(3.2)	$4.2	$(2.0)	$(20.3)	$(32.9)
Reconciliation of loss from continuing operations to adjusted income from continuing operations
Income (loss) from continuing operations	$(22.9)	$11.3	$(3.2)	$4.2	$(2.0)	$(20.3)	$(32.9)
Other operating credits and charges, net						(0.6)	(0.6)
Gain (loss) on sales of and impairments of long-lived assets						2.5	2.5
Less: benefit for income taxes as reported						(8.4)	(8.4)
"Normalized tax"						10.9	10.9
Adjusted operating income (loss) from continuing operations	$(22.9)	$11.3	$(3.2)	$4.2	$(2.0)	$(15.9)	$(28.5)
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$(22.9)	$11.3	$(3.2)	$4.2	$(2.0)	$(20.3)	$(32.9)
Benefit for income taxes						(8.4)	(8.4)
Interest expense, net of capitalized interest						14.4	14.4
Depreciation and amortization	9.4	3.9	3.1	3.0	0.3	0.5	20.2
EBITDA from continuing operations	(13.5)	15.2	(0.1)	7.2	(1.7)	(13.8)	(6.7)
Stock based compensation expense	0.2	0.1	0.1	—	—	1.0	1.4
Gain on sale or impairment of long lived assets						2.5	2.5
Investment income						(3.5)	(3.5)
Other operating credits and charges, net						(0.6)	(0.6)
Depreciation included in equity in loss (earnings) of unconsolidated affiliates	2.1	—	0.1	—	1.2	—	3.4
Adjusted EBITDA from continuing operations	$(11.2)	$15.3	$0.1	$7.2	$(0.5)	$(14.4)	$(3.5)

Six Months Ended June 30, 2012 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$344.4	$250.1	$100.3	$85.1	$20.8	$(11.4)	$789.3
Depreciation and amortization	17.0	8.1	5.2	5.6	0.4	0.7	37.0
Cost of sales and selling and administrative	308.6	205.9	101.4	72.8	20.4	26.1	735.2
Loss on sale or impairment of long lived assets						0.2	0.2
Other operating credits and charges, net						—	—
Total operating costs	325.6	214.0	106.6	78.4	20.8	27.0	772.4
Income (loss) from operations	18.8	36.1	(6.3)	6.7	—	(38.4)	16.9
Total non-operating income (expense)						(73.0)	(73.0)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	18.8	36.1	(6.3)	6.7	—	(111.4)	(56.1)
Benefit for income taxes						(12.3)	(12.3)
Equity in loss of unconsolidated affiliates	2.1	—	—	—	2.5	—	4.6
Income (loss) from continuing operations	16.7	36.1	(6.3)	6.7	(2.5)	(99.1)	(48.4)
Reconciliation of loss from continuing operations to adjusted income from continuing operations
Income (loss) from continuing operations	16.7	36.1	(6.3)	6.7	(2.5)	(99.1)	(48.4)
Other operating credits and charges, net						—	—
Gain (loss) on sales of and impairments of long-lived assets						0.2	0.2
Less: benefit for income taxes as reported						(12.3)	(12.3)
"Normalized tax"						21.2	21.2
Adjusted operating income (loss) from continuing operations	16.7	36.1	(6.3)	6.7	(2.5)	(90.0)	(39.3)
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	16.7	36.1	(6.3)	6.7	(2.5)	(99.1)	(48.4)
Benefit for income taxes	—	—	—	—	—	(12.3)	(12.3)
Interest expense, net of capitalized interest	—	—	—	—	—	25.7	25.7
Depreciation and amortization	17.0	8.1	5.2	5.6	0.4	0.7	37.0
EBITDA from continuing operations	33.7	44.2	(1.1)	12.3	(2.1)	(85.0)	2.0
Stock based compensation expense	0.5	0.3	0.3	—	—	3.5	4.6
Loss on sale or impairment of long lived assets						0.2	0.2
Investment income						(7.6)	(7.6)
Other operating credits and charges, net						—	—
Early debt extinguishment						52.2	52.2
Depreciation included in equity in loss (earnings) of unconsolidated affiliates	4.1	—	0.2	—	2.2	—	6.5
Adjusted EBITDA from continuing operations	$38.3	$44.5	$(0.6)	$12.3	$0.1	$(36.7)	$57.9

Six Months Ended June 30, 2011 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$272.6	$224.7	$101.9	$74.9	$20.9	$(0.9)	$694.1
Depreciation and amortization	18.7	8.2	7.3	5.9	0.5	1.0	41.6
Cost of sales and selling and administrative	278.6	192.5	103.0	61.1	19.9	32.6	687.7
Loss on sale or impairment of long lived assets						8.0	8.0
Other operating credits and charges, net						(1.4)	(1.4)
Total operating costs	297.3	200.7	110.3	67.0	20.4	40.2	735.9
Income (loss) from operations	(24.7)	24.0	(8.4)	7.9	0.5	(41.1)	(41.8)
Total non-operating income (expense)						(18.5)	(18.5)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(24.7)	24.0	(8.4)	7.9	0.5	(59.6)	(60.3)
Benefit for income taxes						(15.2)	(15.2)
Equity in loss of unconsolidated affiliates	7.3	—	0.3	—	3.1	—	10.7
Income (loss) from continuing operations	(32.0)	24.0	(8.7)	7.9	(2.6)	(44.4)	(55.8)
Reconciliation of loss from continuing operations to adjusted income from continuing operations
Income (loss) from continuing operations	(32.0)	24.0	(8.7)	7.9	(2.6)	(44.4)	(55.8)
Other operating credits and charges, net						(1.4)	(1.4)
Gain (loss) on sales of and impairments of long-lived assets						8.0	8.0
Less: benefit for income taxes as reported						(15.2)	(15.2)
"Normalized tax"						22.5	22.5
Adjusted operating income (loss) from continuing operations	(32.0)	24.0	(8.7)	7.9	(2.6)	(30.5)	(41.9)
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	(32.0)	24.0	(8.7)	7.9	(2.6)	(44.4)	(55.8)
Benefit for income taxes	—	—	—	—	—	(15.2)	(15.2)
Interest expense, net of capitalized interest	—	—	—	—	—	28.4	28.4
Depreciation and amortization	18.7	8.2	7.3	5.9	0.5	1.0	41.6
EBITDA from continuing operations	(13.3)	32.2	(1.4)	13.8	(2.1)	(30.2)	(1.0)
Stock based compensation expense	0.4	0.2	0.2	—	—	4.0	4.8
Loss on sale or impairment of long lived assets						8.0	8.0
Investment income						(7.5)	(7.5)
Other operating credits and charges, net						(1.4)	(1.4)
Early debt extinguishment						—	—
Depreciation included in equity in loss (earnings) of unconsolidated affiliates	4.1	—	0.3	—	2.4	—	6.8
Adjusted EBITDA from continuing operations	$(8.8)	$32.4	$(0.9)	$13.8	$0.3	$(27.1)	$9.7